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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K/A into the Company's previously filed Registration Statement File No. 333-61722.

ARTHUR ANDERSEN LLP

Vienna, Virginia
November 30, 2001